Exhibit 10.1

EXECUTION VERSION

WAIVER AND FIRST AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY

AGREEMENT

THIS WAIVER AND FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 14, 2008 and is entered into by and among HOLOGIC, INC., a Delaware corporation (the “Borrower”), each grantor listed on the signature pages hereto (together with the Borrower, the “Grantors”) GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Lenders and as Collateral Agent (“Collateral Agent”) and, for purposes of Section VI hereof, the GUARANTORS listed on the signature papers hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of October 22, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrower, the subsidiaries of the Borrower named therein, the Lenders, the Administrative Agent, the Collateral Agent and the other Agents named therein and to that certain PLEDGE AND SECURITY AGREEMENT dated as of October 22, 2007 (as amended through the date hereof, the “Security Agreement”) by and among the Grantors and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (defined above) and, if not defined therein, shall have the same meanings herein as set forth in the Security Agreement, in each case, after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement and Security Agreement as provided for herein;

WHEREAS, the Borrower is hereby providing notice to the Agent and the Lenders pursuant to Section 5.1(f) of the Credit Agreement that the Specified Defaults (as defined in Section III below) have occurred;

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to waive the Specified Defaults as provided for herein; and

WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement and Security Agreement and to grant such waiver, all as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions.

Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” means that certain Waiver and First Amendment to Credit and Guaranty Agreement and Pledge and Security Agreement dated as of April 14, 2008 among the Grantors, the Administrative Agent and the Collateral Agent.

“First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section IV of the First Amendment.

1.2 Amendment to Section 5.1(r). Section 5.1(r) of the Credit Agreement is hereby amended by adding the following words “, other than information required to be delivered pursuant to Section 5.1(o),” before the words “informs the Administrative Agent in writing on the same date of such posting” in clauses (i) and (ii) of that Section.

1.3 Amendment to Certain Schedules to the Credit Agreement. Each of Schedules 4.1, 4.11, 4.13(c) and 6.2 to the Credit Agreement is hereby amended and restated so that it shall be read and construed for all purposes as set out in Annex A hereto.

1.4 Notice of Defaults Acknowledged. The Administrative Agent, the Collateral Agent and the Requisite Lenders acknowledge and agree that this Amendment satisfies the notice requirements set forth in Section 5.1(f) of the Credit Agreement with respect to the Specified Defaults.

SECTION II. AMENDMENT TO SECURITY AGREEMENT

2.1 Amendment to Section 5.5(b). Section 5.5(b) of the Security Agreement is hereby amended by the replacement of “$250,000 individually or $1,000,000 in the aggregate” with “$ 25,000,000 individually or in the aggregate” in the second and third lines thereof.

2.2 Amendment to Section 6.5(e). Section 6.5(e) of the Security Agreement is hereby amended by the replacement of “$250,000 individually or $1,000,000 in the aggregate” with “$ 25,000,000 individually or in the aggregate” in the first two lines thereof.

2.3 Amendment to Certain Schedules to the Security Agreement. Each of Schedules 5.1, 5.4 and 5.7 to the Security Agreement is hereby amended and restated so that it shall be read and construed for all purposes as set out in Annex B hereto.

SECTION III. WAIVER

Upon the terms and subject to the conditions to effectiveness set forth in this Amendment, the Requisite Lenders hereby waive those certain Defaults (the “Specified Defaults”) (and the remedies and other consequences resulting therefrom) arising from: (1) the fact that the Credit Parties were not in compliance with the first sentence of Section 5.5(b) of the

Security Agreement and the fact that the Borrower has not made certain filings pursuant to Section 6.5(e) of the Security Agreement providing notice to Governmental Authorities of the assignment of accounts receivable in excess of the thresholds prescribed therefor in such provision (provided that, for the avoidance of doubt, no waiver of the requirements of such Sections as in effect after giving effect to this Amendment is contemplated hereby); and (2) the Borrower not having provided the Collateral Agent prompt written notice of the change of name of Cytyc Limited Partnership to Hologic Limited Partnership (“Hologic LP”) as required by Section 5.1(m) of the Credit Agreement and Section 6.1 of the Security Agreement and not having otherwise complied with the requirements of such provisions in respect of such name change.

SECTION IV. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Execution. Administrative Agent shall have received (i) consent and authorization from the Requisite Lenders to execute this Amendment on their behalf (which, by signing this Amendment, the Administrative Agent, acknowledges it has received) and (ii) a counterpart signature page of this Amendment duly executed by each of the Credit Parties.

B. Expenses. The Administrative Agent shall have received all accrued fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Credit Document.

C. Delivery of Required Documents. The Administrative Agent and, in the case of clause (i) of this Section TV(C), each Lender, shall have received the following: (i) all documents set out in Annex C required to have been delivered pursuant to Section 5.1(o) of the Credit Agreement on or prior to the First Amendment Effective (delivery of which may be made in accordance with Section 5.1(r) of the Credit Agreement); and (ii) a fully executed copy of each of the supplements to the Trademark Security Agreement and the Patent Security Agreement, required to be delivered to the Collateral Agent from time to time in accordance with Sections 4.3 and 4.5 of the Security Agreement, execution copies of which, are attached hereto at Exhibit A (collectively, the “IP Supplements”).

D. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

E. Other Documents. Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent or Collateral Agent may reasonably request on or prior to the date hereof.

SECTION V. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and Security Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and Security Agreement as amended by this Amendment (the “Amended Agreements”) and the other Credit Documents.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreements and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreements and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of the Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section V.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreements, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Borrower of the Amended Agreements and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Obligation. This Amendment and the Amended Agreements have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F. Incorporation of Representations and Warranties from Security Agreement and Credit Agreement. The representations and warranties contained in Section 5 of the Security Agreement and Section 4 of the Credit Agreement are and will be true and correct in all material respects on. and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G. Absence of Default or Event of Default. No event has occurred and is continuing (other than the Specified Defaults) or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION VI. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and Security Agreement and this Amendment and consents to the amendment of the Credit Agreement and Security Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in Section 5 of the Security Agreement and Section 4 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, Security Agreement or any other Credit Document to consent to the amendments to the Credit Agreement, Security Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, Security Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement and Security Agreement.

SECTION VII. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and Security Agreement and the Other Credit Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) On and after the First Amendment Effective Date, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Security Agreement, and each reference in the other Credit Documents to the “Security Agreement”, “thereunder”, “thereof’ or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment.

(iii) Except as specifically amended by this Amendment (including the Exhibits hereto), the Credit Agreement, Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified And confirmed.

(iv) Except as specifically set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, Credit Agreement, the Security Agreement or any of the other Credit Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of. which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

E. Delivery and Recordation of Foreign IP Supplements. The Collateral Agent hereby grants an extension to July 18, 2008 (the “Foreign IP Deadline”) for delivery by the respective applicable Grantors pursuant to Section 4.5 of the Security Agreement of fully executed security agreement supplements for foreign, international or multi-national issued or registered Patents, registered Trademarks and registered Copyrights in any one or more of the jurisdictions identified in the Post Closing Letter, and any applications for the foregoing, acquired or created since the Closing Date, and such security agreement supplements shall be recorded in the relevant applicable jurisdictions no later than the Foreign IP Deadline.

F. Hologic Limited Partnership. Hologic LP shall issue and deliver to each of its limited and general partners new certificates evidencing all partnership interests in Hologic LP, and such partners shall deliver such certificates to the Collateral Agent pursuant to Section 4.1 of the Security Agreement, duly endorsed by an effective endorsement, or accompanied by instruments of transfer duly endorsed by an effective endorsement, or in blank, in each case no later than May 16, 2008.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President Finance and Administration

[Hologic Waiver and First Amendment]

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OTHER GRANTORS AND GUARANTORS:
R2 TECHNOLOGY, INC.,
as Grantor and Guarantor

	By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Secretary

BIOLUCENT LLC,
as Grantor and Guarantor

	By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President Finance and Administration

SUROS SURGICAL SYSTEMS, INC.,
as Grantor and Guarantor

	By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Secretary

AEG PHOTOCONDUCTOR CORPORATION
as Grantor and Guarantor

	By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Secretary

DIRECT RADIOGRAPHY CORP.,
as Grantor and Guarantor

	By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Secretary

[Hologic Waiver and First Amendment]

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CYTYC INTERNATIONAL, INC.,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

CRUISER, INC.,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

CYTYC CORPORATION,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

CYTYC DEVELOPMENT COMPANY LLC,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

CYTYC INTERIM, INC.,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

[Hologic Waiver and First Amendment]

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CYTYC LIMITED LIABILITY COMPANY,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

HOLOGIC LIMITED PARTNERSHIP,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

CYTYC PRENATAL PRODUCTS CORP.,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

CYTYC SURGICAL PRODUCTS LIMITED PARTNERSHIP,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

[Hologic Waiver and First Amendment]

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CYTYC SUGICAL PRODUCTS II, LIMITED PARTNERSHIP,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

CYTYC SURGICAL PRODUCTS III, INC.,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

SST MERGER CORP.,
as Grantor and Guarantor

By:	/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Executive Vice President, Treasurer and Secretary

[Hologic Waiver and First Amendment]

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GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and Collateral Agent

By:	/s/ James V. Balcom
Authorized Signatory
James V. Balcom
Authorized Signatory

[Hologic Waiver and First Amendment]

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